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REPORT OF THE INVESTMENT MANAGER

PERFORMANCE
The Greater China Fund's net asset value per share appreciated 19.6% during the six months ended June 30, 2001, increasing from $10.84 to $12.96.

MARKET REVIEW
Despite continued economic weakness around the world, the Chinese economy and stock market performed exceptionally well during the period under review.

The Chinese economy grew at an annual rate of 7.9% in the first half of 2001. The global economic slowdown took its toll on China's export growth, which showed a marked deceleration in the second quarter of the year. Sluggish exports also led to slower industrial production growth. However, since exports constitute a relatively small portion of China's GDP, economic growth has continued to be supported by robust domestic consumption, continued infrastructure spending and strong foreign direct investment inflow. As a result, the economic performance of China has been much more resilient than the region and the world in general.

Stock market activities were dynamic in the earlier months of 2001. The opening of the B-share market to domestic investors in the mainland sparked a rally in China-related stocks. The subsequent announcement of allowing selective Red Chips to issue Chinese Depository Receipts in the A-share market added to the activities. All in all, the rally has largely been played out on the valuation convergence theme and the improving prospects of China's WTO (World Trade Organization) entry and Olympic bid. However, the excitement came to a halt as liquidity retreated following the authorities' crackdown on illegal funds flow in late June.

In terms of sector performance, defensive growth stocks continued to out perform interest-sensitive and pure growth cyclicals. Following the re-weighting of the MSCI indices, China's weighting in the regional index was increased slightly, with Chinese oil & gas and Red Chip conglomerates being the major beneficiaries.

PROSPECTS
Domestic factors continue to be largely positive. China is likely to remain the most resilient economy in the region, given its huge and steady domestic demand. It continues to run a current account surplus and strong foreign direct investment inflow. Monetary and fiscal policies are also supportive to economic growth with no real problem of inflation.

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REPORT OF THE INVESTMENT MANAGER

CONCLUDED

Having completed major bilateral negotiations with trade partners, China's WTO membership is considered to be more probable. Another positive development came with China winning the right to host the 2008 Olympics. In addition to the potential economic benefits for China, these events would probably mean that Beijing would be heading towards a more progressive direction in the area of reform and restructuring.

During the period, the authorities have shown continued efforts in regulating the capital markets through two major crackdowns on market irregularities and illegal funds flow. Though these crackdowns managed to dampen market activities, such clean-up campaigns were typically short-lived. Understandably, it is in the interest of the Chinese government to ensure the orderliness and health of the stock markets and to facilitate the privatization of state owned enterprises
(SOEs), which is a crucial component in the economic reform of China.

The risk mainly lies in the soft global economy. In spite of the aggressive monetary easing undertaken by the U.S. Fed and other central banks, the growth prospect of the world economy remains uncertain. As a result, export growth of China may continue to decelerate. Equity returns may also be capped by risk aversion of investors in the near term.

On the political front, the cross-strait relationship saw little progress despite the obvious trend of increasing Taiwanese investments into the mainland. On the other hand, the improvement in the Sino-U.S. relationship since the crash of a spy plane has been encouraging. In China, the market is closely watching senior personnel changes ahead of the party congress next year which will form the leadership of the next generation. During this period, uncertainties in policy decisions may lead to an increase in market volatility.

Despite near term uncertainties, our twelve month outlook for the Greater China markets continues to be positive based on expectations of an improving global and regional economy towards the end of the year, favorable secular trends in China and inexpensive valuation of China-related equities.

BARING ASSET MANAGEMENT (ASIA) LIMITED
Hong Kong

August 9, 2001

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PORTFOLIO OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                    Value
    Shares    Description                        (Note 1)
              EQUITIES -- 96.3%
              CHINA -- 31.2%
              BUILDING MATERIALS -- 1.2%
 6,882,000    Anhui Conch Cement.........    $  1,985,243
                                             ------------
              CONSUMPTION -- 0.3%
 1,500,000    Tsingtao Brewery Co. Ltd.
                "H"+.....................         509,628
                                             ------------
              ENERGY -- 2.7%
21,500,000    PetroChina Co. Ltd.........       4,465,499
                                             ------------
              Machinery & Engineering -- 3.7%
   774,618    China International Marine
                Containers "B"...........       1,565,166
 3,230,700    Shanghai Zhenhua Port
                Machinery "B"............       4,516,519
                                             ------------
                                                6,081,685
                                             ------------
              PETROCHEMICAL -- 5.4%
16,700,000    China Petroleum & Chemical
                "H"......................       3,340,086
11,918,000    Sinopec Yizheng Chemical
                Fibre Co. Ltd.+..........       2,567,020
12,404,000    Sinopec Zhenhai Refining &
                Co.......................       2,878,438
                                             ------------
                                                8,785,544
                                             ------------
              REAL ESTATE DEVELOPMENT -- 0.7%
 3,838,000    Beijing North Star Co. Ltd.
                "H"......................       1,131,747
                                             ------------
              TRANSPORTATION -- 3.2%
 2,000,000    China Shipping Development
                Inc. "H".................         387,189
 3,313,160    Dazhong Transportation
                Group "B"................       3,846,579
 1,000,000    Travelsky Technology
                Ltd.*....................       1,012,846
                                             ------------
                                                5,246,614
                                             ------------
              UTILITIES -- 9.3%
 9,938,000    Beijing Datang Power Co.
                "H"......................       3,376,458
 8,452,000    Huaneng Power International
                Inc. "H"+................       5,174,274
 7,100,000    Zhejiang Southeast Electric
                Power "B"................       6,532,000
                                             ------------
                                               15,082,732
                                             ------------
                                                    Value
    Shares    Description                        (Note 1)
              CHINA -- (concluded)
              MISCELLANEOUS -- 4.7%
18,856,000    Jiangxi Copper Co..........    $  3,070,222
 9,960,000    Yanzhou Coal Mining Co.
                "H"......................       4,597,041
                                             ------------
                                                7,667,263
                                             ------------
              Total China................      50,955,955
                                             ------------
              HONG KONG -- 62.5%
              AUTOMOBILES -- 2.9%
13,200,000    Denway Motors Ltd..........       4,738,583
                                             ------------
              CONGLOMERATES -- 12.5%
 4,000,000    China Resources
                Enterprise+..............       6,743,763
 1,057,000    Citic Pacific Ltd..........       3,272,719
 1,026,400    Hutchison Whampoa+.........      10,362,958
                                             ------------
                                               20,379,440
                                             ------------
              CONSUMPTION -- 3.3%
 2,944,000    Esprit Holdings Ltd........       3,227,160
 3,220,000    Giordano International
                Ltd.+....................       1,692,607
 1,000,000    Texwinca Holdings Ltd......         384,625
                                             ------------
                                                5,304,392
                                             ------------
              ELECTRICAL & ELECTRONICS -- 5.4%
 1,880,000    Johnson Electric
                Holdings.................       2,566,989
 5,342,000    Kingboard Chemical Holdings
                Ltd......................       3,184,736
 5,424,000    Legend Holdings Ltd+.......       3,025,001
                                             ------------
                                                8,776,726
                                             ------------

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
                                                    Value
    Shares    Description                        (Note 1)
              HONG KONG -- (continued)

              ENERGY -- 2.5%
 4,242,000    CNOOC Ltd.*................    $  4,051,758
                                             ------------

              FINANCIALS -- 10.6%
 1,222,400    Bank of East Asia+.........       2,836,668
 3,170,000    China Everbright Ltd.+.....       2,946,550
 4,800,000    Citic Ka Wah Bank Ltd.+....       1,646,196
   260,000    Guoco Group................       1,523,372
 6,426,000    HKCB Bank Holding Co.
                Ltd......................       3,007,116
   930,000    Hong Kong Exchanges &
                Clearing.................       1,657,350
 2,400,000    Industrial & Commercial
                Bank of China (Asia)
                Ltd......................       2,169,286
   332,200    Wing Lung Bank.............       1,550,306
                                             ------------
                                               17,336,844
                                             ------------
              INFRASTRUCTURE -- 0.8%
 1,846,774    New World
                Infrastructure*..........       1,243,053
                                             ------------
              MEDIA -- 1.2%
   468,000    Television Broadcasting
                Ltd......................       1,968,050
                                             ------------
              Real Estate Development -- 2.0%
   303,000    Cheung Kong Holdings.......       3,302,008
                                             ------------

              TELECOMMUNICATION -- 13.4%
 3,891,000    China Mobile Ltd.+*........      20,503,103
 1,173,000    Smartone
                Telecommunications.......       1,345,977
                                             ------------
                                               21,849,080
                                             ------------
              TRANSPORTATION -- 1.4%
 1,220,000    Cathay Pacific Airways
                Ltd......................       1,642,350
 3,820,000    China National Aviation....         734,634
                                             ------------
                                                2,376,984
                                             ------------
                                                    Value
    Shares    Description                        (Note 1)
              HONG KONG -- (concluded)

              MISCELLANEOUS -- 6.5%
 3,500,000    Chaoda Modern Agriculture
                Holdings Ltd.*...........    $    866,048
 4,754,000    China Merchants Holdings
                International+...........       3,626,542
 3,076,000    Li & Fung Ltd.+............       5,047,924
 3,260,000    Roadshow Holdings Ltd.*....       1,065,796
                                             ------------
                                               10,606,310
                                             ------------
              Total Hong Kong............     101,933,228
                                             ------------
              TAIWAN -- 2.6%
              ELECTRICAL & ELECTRONICS -- 2.6%
   667,900    Hon Hai Precision
                Industry.................       3,511,179
   834,946    Winbond Electronics
                Corp.....................         700,840
                                             ------------
                                                4,212,019
                                             ------------
              Total Equities
                (cost $128,384,329)......     157,101,202
                                             ------------

Principal
  Amount
  (000)
              TIME DEPOSIT -- 3.7%
    $6,062    Brown Brothers Harriman &
                Co. Grand Cayman,
                3.00%**, 7/2/01
                (cost $6,062,000)........       6,062,000
                                             ------------
              Total Investments -- 100.0%
                (cost $134,446,329)......     163,163,202
              Liabilities in excess of
                other assets -- (0.0%)...         (14,000)
                                             ------------
              NET ASSETS -- 100%.........    $163,149,202
                                             ============

----------

                    *   Non-income producing security.
                    + Security or a portion therof, was on loan at June 30, 2001.
                   ** Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours' notice. The rate shown is the rate in effect on June 30, 2001.

See Notes to Financial Statements.

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                   STATEMENT OF ASSETS AND LIABILITIES
                   June 30, 2001
                   (Unaudited)

                   ASSETS
                   Investments, at value (cost $134,446,329)                               $163,163,202
                   Investments of collateral received for securities on loan,
                     at value (cost $39,434,150)                                             39,434,150
                   Cash (including foreign currency with a cost of $858,747 and
                     a value of $858,640)                                                       872,126
                   Dividends & interest receivable                                              729,409
                   Prepaid expenses                                                              16,762
                                                                                           ------------
                           Total assets                                                     204,215,649
                                                                                           ------------

                   LIABILITIES
                   Collateral for securities on loan                                         39,434,150
                   Payable for investments purchased                                          1,197,144
                   Investment management fee payable                                            171,498
                   Administration fee payable                                                    28,673
                   Accrued expenses                                                             234,982
                                                                                           ------------
                           Total liabilities                                                 41,066,447
                                                                                           ------------
                   NET ASSETS                                                              $163,149,202
                                                                                           ============

                   COMPOSITION OF NET ASSETS
                   Common stock, $0.001 par value; 12,593,049 shares issued and
                     outstanding (100,000,000 shares authorized)                           $     12,593
                   Paid-in capital in excess of par                                         168,504,749
                   Undistributed net investment income                                        1,530,082
                   Accumulated net realized loss on investments                             (35,614,850)
                   Net unrealized appreciation of investments and other assets
                     and liabilities denominated in foreign currency                         28,716,628
                                                                                           ------------
                   NET ASSETS                                                              $163,149,202
                                                                                           ============

                   Shares Outstanding                                                        12,593,049
                                                                                           ------------
                   NET ASSET VALUE PER SHARE                                                     $12.96
                                                                                           ============

              See Notes to Financial Statements.

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                   STATEMENT OF OPERATIONS

                   For the Six Months Ended June 30, 2001
                   (Unaudited)

                   INVESTMENT INCOME
                   Dividends (net of foreign withholding taxes of $8,559)                $2,152,334
                   Interest                                                                 176,844
                                                                                        -----------
                           Total investment income                                        2,329,178
                                                                                        -----------
                   EXPENSES
                   Investment management fees                                               936,299
                   Custodian and accounting fees                                            165,581
                   Administration fees                                                      157,247
                   Directors' fees and expenses                                             122,512
                   Shareholder reports                                                       43,326
                   Legal fees                                                                42,349
                   Audit fees                                                                23,114
                   New York Stock Exchange listing fee                                       16,488
                   Transfer agent fees and expenses                                           4,878
                   Miscellaneous expenses                                                     8,484
                                                                                        -----------
                           Total expenses                                                 1,520,278
                                                                                        -----------
                   Net investment income                                                    808,900
                                                                                        -----------
                   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                     AND FOREIGN CURRENCY TRANSACTIONS
                   Net realized gain (loss) on:
                       Investments                                                        8,418,451
                       Foreign currency transactions                                         (3,087)
                                                                                        -----------
                                                                                          8,415,364
                                                                                        -----------
                   Net change in unrealized appreciation/depreciation of
                     investments
                       and other assets and liabilities denominated in foreign
                         currencies                                                      17,363,110
                                                                                        -----------
                   Net realized and unrealized gain on investments and foreign
                     currency transactions                                               25,778,474
                                                                                        -----------
                   NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                $26,587,374
                                                                                        ===========

              See Notes to Financial Statements.

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                   STATEMENT OF CHANGES IN NET ASSETS

                                                                               For the
                                                                              Six Months
                                                                                Ended            For the Year
                                                                            June 30, 2001           Ended
                                                                             (unaudited)      December 31, 2000
                                                                            --------------    ------------------
                   INCOME (LOSS) FROM INVESTMENT OPERATIONS
                   Net investment income                                     $    808,900        $    728,269
                   Net realized gain (loss) on investments and
                     foreign currency transactions                              8,415,364          (7,864,398)
                   Net change in unrealized appreciation/
                     depreciation of investments and other
                     assets and liabilities denominated in
                     foreign currencies                                        17,363,110            (327,116)
                                                                             ------------        ------------
                   Total income (loss) from investment
                     operations                                                26,587,374          (7,463,245)
                                                                             ------------        ------------

                   DIVIDENDS TO SHAREHOLDERS
                   From net investment income                                    --                  (424,386)
                                                                             ------------        ------------
                   Net increase (decrease) in net assets                       26,587,374          (7,887,631)
                                                                             ------------        ------------

                   NET ASSETS
                   Beginning of period                                        136,561,828         144,449,459
                                                                             ------------        ------------
                   End of period (including undistributed net
                     investment income of $1,530,082 and
                     $721,182, respectively)                                 $163,149,202        $136,561,828
                                                                             ============        ============

              See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

 NOTE 1    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on
May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S.") requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

 (i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

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The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

SECURITY LENDING
The Fund may lend up to 27.5% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is UBS PaineWebber Inc. ("UBS PaineWebber"), a wholly-owned indirect subsidiary of UBS AG. UBS PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers. For the six months ended June 30, 2001, net earnings to the Fund from securities lending was $67,614, after deducting the borrowers' rebate of $745,709 and UBS PaineWebber fees of $36,377, of which $9,378 was payable to UBS PaineWebber at June 30, 2001. The market value of the securities on loan and the cash collateral received with respect to such loans at June 30, 2001 was $37,347,608 and $39,434,150, respectively.

At June 30, 2001, the Fund's investments from cash collateral for securities on loan are as follows:

       Shares                                Money Market Funds                          Value
---------------------   ------------------------------------------------------------  -----------
      2,537,797         Aim Liquid Assets Fund......................................  $ 2,537,797
            362         Aim Prime Fund..............................................          362
     36,304,962         Brinson Private Money Market Fund LLC.......................   36,304,962
        591,029         Scudder Money Market Series--Institutional..................      591,029
                                                                                      -----------
                                                                                      $39,434,150
                                                                                      ===========

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

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TAX STATUS
  UNITED STATES
The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

  CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a new circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

  HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations.

  OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

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--------------------------------------------------------------------------------

 NOTE 2    INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary group of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

Brinson Advisors, Inc. (the "Administrator", formerly known as Mitchell Hutchins Asset Management, Inc.), an indirect wholly-owned asset management subsidiary of UBS AG, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

--------------------------------------------------------------------------------

 NOTE 3    TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays UBS Warburg LLC ("UBS Warburg"), an indirect wholly-owned subsidiary of UBS AG, a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the six months ended June 30, 2001, $74,904 was paid or accrued by the Investment Manager to UBS Warburg for such services.

Certain employees of the Administrator serve as officers of the Fund and an employee of UBS PaineWebber serves as a director of the Fund.

--------------------------------------------------------------------------------

 NOTE 4    PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2001, was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of $28,716,873 was composed of gross appreciation of $29,384,428 for those securities having an excess of value over cost and gross depreciation of $667,555 for those securities having an excess of cost over value.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------

For the six months ended June 30, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $29,802,806 and $26,801,162, respectively.

At December 31, 2000, the Fund had a capital loss carryforward of $44,030,214, of which $19,199,019, $16,280,648 and $8,550,547 is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains realized before the end of fiscal year 2006, 2007 and 2008, respectively. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

--------------------------------------------------------------------------------

 NOTE 5    CAPITAL STOCK

There were no transactions in shares of common stock for the six months ended June 30, 2001 and for the year ended December 31, 2000.

--------------------------------------------------------------------------------

 NOTE 6    CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

--------------------------------------------------------------------------------

 NOTE 7    CHANGE IN INDEPENDENT ACCOUNTANTS

Effective June 4, 2001, PricewaterhouseCoopers LLP ("PwC") resigned as the Fund's independent public accountants. For the fiscal year ended December 31, 2000, PwC's audit report contained no adverse opinion or disclaimer of opinion; nor was their report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during the Fund's two most recent fiscal years ended and the interim period subsequent to December 31, 2000, there were no disagreements between the Fund and PwC on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of PwC would have caused them to make reference to the disagreement in their report.

Effective July 27, 2001, the Fund engaged Ernst & Young LLP ("E&Y") as the Fund's independent public accountants for the year ending December 31, 2001. The appointment of E&Y was recommended by the Fund's Audit Committee and approved by the Executive Committee of the Board of Directors of the Fund on July 26, 2001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 Selected data for a share of common stock outstanding throughout each period is presented below:

                                                   For the
                                                 Six Months                        For the Years Ended
                                                    Ended                              December 31,
                                                June 30, 2001    --------------------------------------------------------
                                                 (Unaudited)       2000        1999        1998        1997        1996
                                                -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period              $  10.84       $  11.47    $   8.43    $  13.46    $  19.49    $  14.52
                                                  --------       --------    --------    --------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                          0.07           0.06        0.03       (0.01)      (0.09)       0.10*
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        2.05          (0.66)       3.01       (4.10)      (2.32)       5.93*
                                                  --------       --------    --------    --------    --------    --------
    Total from investment operations                  2.12          (0.60)       3.04       (4.11)      (2.41)       6.03
                                                  --------       --------    --------    --------    --------    --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                              --          (0.03)         --          --          --       (0.09)
In excess of net investment income                      --             --          --          --       (0.13)      (0.03)
From net realized gain on investments                   --             --          --       (0.92)      (3.49)         --
                                                  --------       --------    --------    --------    --------    --------
    Total dividends and distributions to
      shareholders                                      --          (0.03)         --       (0.92)      (3.62)      (0.12)
                                                  --------       --------    --------    --------    --------    --------
FUND SHARE TRANSACTIONS
Dilutive effect of rights offering                      --             --          --          --          --       (0.89)
Offering costs charged to paid-in capital in
  excess of par                                         --             --          --          --          --       (0.05)
                                                  --------       --------    --------    --------    --------    --------
    Total Fund share transactions                       --             --          --          --          --       (0.94)
                                                  --------       --------    --------    --------    --------    --------
Net asset value, end of period                    $  12.96       $  10.84    $  11.47    $   8.43    $  13.46    $  19.49
                                                  ========       ========    ========    ========    ========    ========
Market value, end of period                       $  10.70       $   8.19    $   8.38    $   6.13    $  10.88    $  15.63
                                                  ========       ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN(1)                          30.65%        (1.86)%      36.73%    (36.35)%     (7.29)%      15.53%
                                                  ========       ========    ========    ========    ========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)           $163,149       $136,562    $144,449    $106,183    $169,518    $245,383
Ratio of expenses to average net assets              2.03%**        2.01%       2.23%       2.59%(2)    1.88%       2.07%
Ratio of net investment income (loss) to
  average net assets                                 1.08%**        0.49%       0.36%     (0.06)%     (0.41)%       0.65%
Portfolio turnover                                     18%            53%         36%         41%         82%         37%

------------

                    *   Based on average shares outstanding.
                   **   Annualized
                  (1)   Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market
                        price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this
                        calculation, to be reinvested at prices obtained under the
                        Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
                        Total investment return for a period of less than one year has not been annualized.
                  (2)   The ratio of expenses to average net assets excluding excise taxes was 2.29%.

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--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266.

OTHER INFORMATION

Since December 31, 2000, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws and (iii) material changes in the prinicipal risk factors associated with investment in the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on May 9, 2001. Shareholders voted to re-elect Mr. Edward Y. Baker, Mr. John A. Bult and Mr. Jonathan J.K. Taylor as Directors, to ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2001 and to approve a stockholder proposal recommending that the Board of Directors consider converting the Fund to an open-end fund structure. The resulting vote count for each proposal is indicated below:

                                                       For         Against     Withheld Authority
                                                    ----------    ---------    ------------------
1. Election of Directors:

  Mr. Edward Y. Baker                                7,805,981       --             2,417,100

  Mr. John A. Bult                                   7,808,799       --             2,414,282

  Mr. Jonathan J.K. Taylor                           7,304,300       --             2,918,781

       In addition to the above re-elected Directors, Mr. Richard B. Bradley, Mr. Richard Graham,
      Mr. John A. Hawkins, Mr. Hugh G. Lynch and Mr. Tak Lung Tsim continue to serve as Directors of the Fund.

                                                       For         Against     Withheld Authority
                                                    ----------    ---------    ------------------
2. Ratification of the appointment of
   PricewaterhouseCoopers LLP as the Fund's
   independent accountant                           10,152,968       20,721            49,392

    Effective June 4, 2001, PricewaterhouseCoopers LLP resigned as the Fund's independent public accountants. Effective July 27, 2001, the Fund engaged the accounting firm of Ernst & Young LLP as the Fund's independent public accountants for the year ending December 31, 2001. The appointment of Ernst & Young LLP was recommended by the Fund's Audit Committee and approved by the Executive Committee of the Board of Directors of the Fund on July 26, 2001.

                                                       For         Against     Withheld Authority
                                                    ----------    ---------    ------------------
3. To approve a stockholder proposal
   recommending that the Board of Directors
   consider converting the Fund to an open-end
   fund structure                                    4,963,661    2,585,101         2,674,319

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS
Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Hugh G. Lynch
Jonathan J.K. Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Sam Lau, VICE PRESIDENT
Julian F. Sluyters, VICE PRESIDENT
Paul H. Schubert, TREASURER & SECRETARY

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 8030
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

LEGAL COUNSEL
White & Case
1155 Avenue of the Americas
New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

          The Greater China Fund, Inc.
          c/o Brinson Advisors, Inc.
          51 West 52nd Street
          New York, New York 10019
          www.greaterchinafund.com

          For information call (201) 318-4150

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599 or on the Fund's internet site.

  The Greater China
  Fund, Inc.

  SEMI-ANNUAL REPORT
  JUNE 30, 2001

                          [MH/PW GREATER CHINA LOGO]